EX-99.19A

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	December 2013
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable December 31, 2013, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.061	49%	0.061	49%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.030	24%	0.030	24%
Return of Capital	0.034	27%	0.034	27%
Total (per common share)	0.125	100%	0.125	100%

Average annual total return (in relation to NAV) from commencement of operations through 11/30/2013	15.03%
Annualized current distribution rate expressed as a percentage of NAV as of 11/30/2013	5.33%

Cumulative total return (in relation to NAV) for the fiscal year through 11/30/2013	11.36%
Cumulative fiscal year distributions as a percentage of NAV as of 11/30/2013	0.44%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 913.981.1020 | Fax 913.981.1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable January 31, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.061	49%	0.121	49%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.038	30%	0.076	30%
Return of Capital	0.026	21%	0.053	21%
Total (per common share)	0.125	100%	0.250	100%

Average annual total return (in relation to NAV) from commencement of operations through 12/31/2013	15.03%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2013	5.30%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2013	1.21%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2013	0.88%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 913.981.1020 | Fax 913.981.1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable February 28, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.065	52%	0.196	52%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.059	47%	0.176	47%
Return of Capital	0.001	1%	0.003	1%
Total (per common share)	0.125	100%	0.375	100%

Average annual total return (in relation to NAV) from commencement of operations through 1/31/2014	14.99%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2014	5.27%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2014	2.25%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2014	1.32%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 913.981.1020 | Fax 913.981.1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable March 31, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.059	47%	0.252	51%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.137	27%
Return of Capital	0.066	53%	0.111	22%
Total (per common share)	0.125	100%	0.500	100%

Average annual total return (in relation to NAV) from commencement of operations through 2/28/2014	14.81%
Annualized current distribution rate expressed as a percentage of NAV as of 2/28/2014	5.28%

Cumulative total return (in relation to NAV) for the fiscal year through 2/28/2014	2.61%
Cumulative fiscal year distributions as a percentage of NAV as of 2/28/2014	1.76%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 913.981.1020 | Fax 913.981.1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable April 30, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.062	50%	0.323	52%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.171	27%
Return of Capital	0.063	50%	0.131	21%
Total (per common share)	0.125	100%	0.625	100%

Average annual total return (in relation to NAV) from commencement of operations through 3/31/2014	14.95%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2014	5.21%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2014	4.42%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2014	2.17%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 913.981.1020 | Fax 913.981.1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable May 30, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.062	50%	0.388	52%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.206	27%
Return of Capital	0.063	50%	0.156	21%
Total (per common share)	0.125	100%	0.750	100%

Average annual total return (in relation to NAV) from commencement of operations through 4/30/2014	15.24%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2014	5.11%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2014	6.91%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2014	2.56%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 913.981.1020 | Fax 913.981.1021 | www.tortoiseadvisors.com